UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 5, 2024

Reading International, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

189 Second Avenue, Suite 2S New York, New York		10003
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	RDI	The NASDAQ Stock Market LLC
Class B Common Stock, $0.01 par value	RDIB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 5, 2024, Reading International, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (“Annual Meeting”). At the Annual Meeting, the Company’s stockholders, upon recommendation of the Company’s board of directors (the “Board”), approved the Second Amendment (“Amendment”) to the Company’s 2020 Stock Incentive Plan (the “2020 Stock Plan”) to increase the number of shares of Class A Common Stock reserved for issuance under the 2020 Stock Plan by an additional 3,500,000 shares.

A summary of the material terms of the 2020 Stock Plan, as amended by the Amendment, is set forth as a part of Proposal 4 in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 25, 2024 (the “Proxy Statement”) and is incorporated by reference herein.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The results of stockholder voting on the four proposals presented at the Annual Meeting were as follows:

Proposal 1:  Stockholders elected the following five directors nominated by the Board, each to serve until our Company’s 2025 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. The results of the vote on Proposal 1 were as follows:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Margaret Cotter	1,217,421	133,803	92,820
Guy W. Adams	1,219,421	131,803	92,820
Dr. Judy Codding	1,220,672	130,552	92,820
Ellen M. Cotter	1,222,824	128,400	92,820
Douglas J. McEachern	1,218,608	132,616	92,820

Proposal 2: Stockholders ratified the appointment of Grant Thornton LLP as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the vote on Proposal 2 were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,437,536	4,225	2,283	0

Proposal 3: Stockholders approved, on a non-binding, advisory basis, the executive compensation of our Company’s named executive officers. The results of the vote on Proposal 3 were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,328,293	22,851	80	92,820

Proposal 4: Stockholders approved an amendment to the 2020 Stock Plan to increase the number of shares of Class A Stock reserved for issuance thereunder the Plan by 3,500,000 shares. The results of the vote on Proposal 4 were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
1,212,752	138,471	1	92,820

Item 7.01Regulation FD Disclosure.

On December 5, 2024, the Company showed a slide presentation at its Annual Meeting, a copy of which is furnished with this Form 8-K as Exhibit 99.1. The slide presentation was made available at the conclusion of the Annual Meeting on the Investor Relations page of the Company’s corporate website, www.readingrdi.com.

Item 9.01 Financial Statements and Exhibits.

10.1	Second Amendment to the 2020 Stock Incentive Plan.
99.1	Slide presentation at the 2024 Annual Meeting of Stockholders
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.

Date: December 10, 2024	By:	/s/ Gilbert Avanes
	Name:	Gilbert Avanes
	Title:	Executive Vice President, Chief Financial Officer and Treasurer